COMMUNITY CAPITAL TRUST

The Community Reinvestment Act Qualified Investment Fund
(the “Fund” or the “CRA Fund”)

CRA Shares (CRAIX)
Institutional Shares (CRANX)
Retail Shares (CRATX)

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2013
(as revised December 18, 2013)

This Statement of Additional Information is not a prospectus.  It relates to and should be read in conjunction with the Prospectuses for CRA Shares, Institutional Shares and Retail Shares of The Community Reinvestment Act Qualified Investment Fund dated October 1, 2013.  You may obtain a copy of the Prospectuses and the Annual Report to Shareholders dated May 31, 2013 (the “Annual Report”), free of charge, by writing to The Community Reinvestment Act Qualified Investment Fund, P.O. Box 2175, Milwaukee, WI 53201-2175, by toll-free telephone request at 1-866-202-3573, or on the Internet at www.crafund.com.

The audited financial statements and related report of Grant Thornton LLP contained in the Annual Report are incorporated herein by reference in the Section “Financial Statements.”  No other portion of the Annual Report is incorporated herein by reference.

TABLE OF CONTENTS
(continued)

DEFINED TERMS

In this Statement of Additional Information, the terms listed below have the following meanings:

Advisor – Community Capital Management, Inc., investment advisor to the Fund.

CRA – The Community Reinvestment Act of 1977, as amended.

Fund or CRA Fund – The Community Reinvestment Act Qualified Investment Fund.

Trust – Community Capital Trust.

1940 Act – The Investment Company Act of 1940, as amended.

Prospectuses – The prospectuses for CRA Shares, Institutional Shares and Retail Shares of the Fund as described on the front cover page of this Statement of Additional Information.

THE TRUST AND ITS SHARES

The Trust, which was formerly known as The Community Reinvestment Act Qualified Investment Fund, was organized on January 15, 1999, as a business trust under the laws of the State of Delaware.  The Trust is registered as an open-end, management investment company under the 1940 Act and currently consists of two separate series, including the Fund.

Under the Trust’s Agreement and Declaration of Trust, the shares of beneficial interest in the Trust shall be divided into such transferable shares of one or more separate and distinct series or classes of a series as the Trustees shall from time to time create and establish.  The Trustees may, from time to time and without vote of the shareholders, issue shares of each series and class to a party or parties and for such amount and type of consideration and on such terms, subject to applicable law, as the Trustees may deem appropriate.  The Trustees may issue fractional shares and shares held in treasury.

Prior to March 1, 2007, the Trust offered a single class of shares of beneficial interest in the Fund, which have been redesignated CRA Shares.  Effective March 1, 2007, the Trust began offering two additional classes of shares of beneficial interest in the Fund, i.e. Institutional Shares and Retail Shares.

Shares of the Fund when issued will be fully paid and nonassessable.  Shareholders have no preemptive or other similar rights to subscribe to any additional shares of the Fund or other securities issued by the Trust or the Trustees of the Trust.

The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the shareholders of the Fund or any class of shares, to establish and designate and to change in any manner any initial or additional series or classes and to fix such preferences, voting powers, rights and privileges of such series or classes as the Trustees may from time to time determine, to divide or combine the shares of any series or classes into a greater or lesser number, to classify or reclassify any issued shares or any series or classes into one or more series or classes of shares, and to take such other action with respect to the shares as the Trustees may deem desirable.

All shares of each class of the Fund shall represent an equal proportionate interest in the assets belonging to the Fund, subject to the liabilities belonging to the Fund (including any general liabilities of the Trust allocated to the Funds by the Trustees), and, in the case of each class, to the liabilities belonging to that class, and each share of any class of the Fund shall be equal to each other share of that class.

The liabilities, expenses, costs, charges and reserves charged to the Fund as a whole shall be allocated to each class of the Fund in the proportion that the assets belonging to such class bear to the assets belonging to all classes in the Fund.  To the extent permitted by rule or order of the Securities and Exchange Commission (“SEC”), the Trustees may allocate all or a portion of any liabilities belonging to the Fund to a particular class or classes as the Trustees may from time to time determine is appropriate.  In addition, all liabilities, expenses, costs, charges and reserves belonging to a class shall be allocated to such class.

Shareholders have the power to vote only: (a) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act; (b) with respect to any contract required by the 1940 Act to be approved by shareholders; (c) with respect to termination of the Trust or any series or class to the extent required by applicable law; (d) with respect to any plan adopted pursuant to Rule 12b-1 under the 1940 Act, and related matters, to the extent required by the 1940 Act; and (e) with respect to such additional matters relating to the Trust or any series or class of the Trust as may be required by the 1940 Act, the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws or as the Trustees may consider necessary or desirable.  Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.  There is no cumulative voting in the election of Trustees.  Shares may be voted in person or by proxy.  The Agreement and Declaration of Trust permits the termination of the Trust or any series or class of the Trust by the Trustees without shareholder approval.  The shareholders’ right to vote may be modified only by a majority vote of the shareholders.

The Agreement and Declaration of Trust provides that the Trustees and officers, when acting in their capacity as such, will not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, or any Trustee or any officer of the Trust.  Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or employee of the Trust or of any other person or party, provided that the Agreement and Declaration of Trust does not protect any Trustee or officer against any liability to the Trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer.

Each class of shares in the Fund is entitled equally to the Fund’s dividends and distributions except as follows: (1) each class will bear the expenses of any distribution plan, services plan and/or special administrative services fees applicable to such class; and (2) each class may incur differing transfer agency fees.  Standardized yield and total return quotations are computed separately for each class of shares.  The differences in expenses paid by the respective classes will affect their performance.  In the event of a liquidation of the Fund, shareholders of each class will be entitled to distribution of Fund assets that are allocated to such class and that are remaining after the payment of all Fund liabilities that are allocated to such class.  Such assets will be distributed to shareholders of each class in proportion to the number of shares of the class held by them.

The Fund may postpone the payment of redemption proceeds and may suspend the right of redemption during any period or at any time when and to the extent permissible under the 1940 Act.  The Fund may redeem shares involuntarily if the Trustees determine that failure to do so may have materially adverse consequences to shareholders.  In the event of an involuntary redemption, shareholders would have no further rights other than to receive the redemption price.  In addition, the Fund may redeem some or all shares held by:

(1)         a shareholder whose account value is less than the minimum required investment amount as a result of redemptions;

(2)         all shareholders of the Fund if the value of all shares is less than the minimum amount established by the Board of Trustees; or

(3)         any shareholder to reimburse the Fund for any loss or expense it has sustained or incurred resulting from:

(a) the shareholder’s failure to make full payment for share purchases;

(b) any defective redemption request;

(c) indebtedness incurred in connection with facilitating (i) requests pending receipt of collected funds from investments sold on the date of the shareholder’s redemption request, (ii) redemption requests when the shareholder has also notified the Fund of his, her or its intention to deposit funds in his, her or its account on the date of the redemption request, or (iii) the purchase of investments pending receipt of collected funds when the shareholder has notified the Fund of his, her or its intention to deposit funds in his, her or its accounts on the date of the purchase of the investments; or

(d) a transaction effected for the benefit of the shareholder.

The Fund may make payment wholly or partly in securities or other property.  In such an event, a shareholder would incur transaction costs in selling the securities or other property.  However, the Trust has filed an election with the SEC to pay in cash all redemptions requested by a shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.  Such commitment cannot be revoked without the prior approval of the SEC.

INVESTMENT POLICIES AND RESTRICTIONS

The Fund’s investment objective is to seek to provide (1) a high level of current income consistent with the preservation of capital and (2) investments that will be deemed to be qualified under the CRA.

The following investment information supplements that set forth in the Prospectuses, which describe the Fund’s principal investment strategies and the types of debt securities and other debt instruments in which the Fund primarily invests.

As described in the Prospectuses, the Fund may temporarily hold investments that are not part of its principal investment strategy to try to avoid loses during unfavorable market conditions or pending the acquisition of investments believed to be CRA-qualified.  These investments may include cash, money market instruments, debt securities issued or guaranteed by the U.S. government or its agencies and repurchase agreements.

Investment Quality.  Under normal circumstances, the Fund will invest primarily in (1) securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and (2) other securities that have a rating in the highest category assigned by a nationally recognized statistical rating organization (“NRSRO”), for example AAA by Standard & Poor’s Ratings Group and/or Aaa by Moody’s Investors Service, Inc., or which are deemed by the Fund’s investment adviser to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings.  Under normal circumstances, the Fund may also invest up to 25% of its net assets in investment grade securities that are rated in the second or third highest rating categories assigned by a NRSRO, or which are deemed by the Fund’s investment adviser to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings.  U.S. Government Securities are not subject to the foregoing 25% limitation.  See Appendix A for more information on the ratings of Rating Agencies.

U.S. Government Securities.  U.S. Treasury obligations are backed by the full faith and credit of the U.S. government.  Obligations of certain U.S. government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (i) the full faith and credit of the U.S. Treasury (such as obligations of the Government National Mortgage Association (“Ginnie Mae”)), (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association (“Fannie Mae”)), or (iii) only the credit of the issuer (such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”)).  Other U.S. Government Securities in which the Fund may purchase include, but are not limited to, Federal Housing Administration (“FHA”) project loans.  FHA project loans are mortgage loans insured by the FHA.  The Fund also may invest in certain securities issued by the Small Business Administration and other U.S. government agencies, authorities, instrumentalities and sponsored enterprises  Although many U.S. Government Securities purchased by the Fund, such as those issued by the Fannie Mae, Freddie Mac and the Federal Home Loan Banks, may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States.  The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Additional Information Concerning Fannie Mae and Freddie Mac. The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Fannie Mae’s and Freddie Mac’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government.  In September 2008, both Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”).  Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Fannie Mae and Freddie Mac, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Fannie Mae and Freddie Mac with all the powers of the shareholders, the directors, and the officers of Fannie Mae and Freddie Mac and conduct all business of Fannie Mae and Freddie Mac; (2) collect all obligations and money due to Fannie Mae and Freddie Mac; (3) perform all functions of Fannie Mae and Freddie Mac which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Fannie Mae and Freddie Mac; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.  In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) has entered into certain preferred stock purchase agreements with each of Fannie Mae and Freddie Mac which established the Treasury as the holder of a new class of senior preferred stock in each of Fannie Mae and Freddie Mac, which stock was issued in connection with financial contributions from the Treasury to Fannie Mae and Freddie Mac.  The conditions attached to the financial contribution made by the Treasury to Fannie Mae and Freddie Mac and the issuance of this senior preferred stock place significant restrictions on the activities of Fannie Mae and Freddie Mac.  Fannie Mae and Freddie Mac must obtain the consent of the Treasury to (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels.  In addition, significant restrictions were placed on the maximum size of each of Fannie Mae’s and Freddie Mac’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Fannie Mae and Freddie Mac provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year.  On June 16, 2010, FHFA ordered Fannie Mae’s and Freddie Mac’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in Fannie Mae fell below the NYSE’s minimum average closing price of $1 for more than 30 days.

The future status and role of Fannie Mae and Freddie Mac could be impacted by (among other things) the actions taken and restrictions placed on Fannie Mae and Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s and Freddie Mac’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Fannie Mae and Freddie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by the Fund.

Zero Coupon Bonds.  The Fund may invest in zero coupon bonds.  Zero coupon bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature.  Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.  In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

Repurchase Agreements and Reverse Repurchase Agreements.  Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered illiquid and will be subject to the Fund’s 15% limit on investments in illiquid securities as stated below.  Repurchase agreements are considered to be loans under the 1940 Act.

Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price.  The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.  Whenever the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities until the repurchase date that are equal in value to the repurchase price (including accrued interest).  The Fund will monitor the account to ensure such equivalent value is maintained.  Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

Taxable Municipal Bonds.  The Fund may invest a significant amount in taxable municipal bonds that are designed primarily to finance community development.  The two principal classifications of taxable municipal bonds which may be held by the Fund are “general obligation” bonds and “revenue” bonds.  General obligation bonds are generally secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are generally payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

The Fund may also invest in “moral obligation” bonds, which are normally issued by special purpose public authorities.  If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

There are, of course, variations in the quality of taxable municipal bonds, both within a particular category and between categories, and the yields on taxable municipal bonds depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the taxable municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue.  The ratings of a NRSRO represent its opinion as to the quality of taxable municipal bonds.  It should be emphasized that these ratings are general and are not absolute standards of quality.  Taxable municipal bonds with the same maturity, interest rate and rating may have different yields.  Taxable municipal bonds of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to its purchase by the Fund, an issue of taxable municipal bonds may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.

The payment of principal and interest on most taxable municipal bonds purchased by the Fund will depend upon the ability of the issuers to meet their obligations.  Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate “issuer” as that term is used in this Statement of Additional Information.  An issuer’s obligations under its taxable municipal bond are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  The power or ability of an issuer to meet its obligation for the payment of interest on and principal of its taxable municipal securities may be materially adversely affected by litigation or other conditions.

Investment Company Securities.  The Fund may invest in securities issued by other investment companies.  Investments in other investment companies will cause the Fund (and, indirectly, the Fund’s shareholders) to bear proportionately the costs incurred in connection with the investment companies’ operations.  Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act and regulations under the 1940 Act.  The Fund generally limits its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

Other Securities.  As the universe of CRA-qualified securities expands, the Fund may purchase qualified securities that the Advisor believes are consistent with the achievement of the Fund’s investment objective.  The Fund and its shareholders will bear the risks associated with investments in any such securities.  The Advisor will invest only in securities that meet the credit standards set forth in the Prospectuses and this Statement of Additional Information and that the Advisor believes will not be inconsistent with the Fund’s objective of providing financial institutions with investment test credit under the CRA.

Securities Lending.  The Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below.  Such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially.  Any portfolio securities purchased with cash collateral will be subject to possible depreciation in value.  The Fund will continue to accrue interest on the securities loaned and will also earn income on the loans.  Any cash collateral received by the Fund will be invested in high quality, short-term money market instruments.  Loans will generally be short term, will be made only to borrowers that the Advisor deems to be of good standing and only when, in the Advisor’s judgment, the income to be earned from the loan justifies the attendant risk.

Liquidity. To maintain liquidity, the Fund may hold a portion of its net assets in repurchase agreements or other short-term instruments and/or cash.  Under normal conditions, the Fund will hold no more than 10% of its net assets in such instruments.

Illiquid Securities.  The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  The Fund’s investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities.  For purposes of the 15% limitation on purchases of illiquid securities described above, Rule 144A securities will not be considered to be illiquid if the Advisor has determined, in accordance with guidelines established by the Fund’s Board of Trustees, that an adequate trading market exists for such securities.

Investment Restrictions.  The following investment restrictions are fundamental policies of the Fund and may be changed only with the approval of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act (see “Miscellaneous” below):

The Fund will not:

1.
Make loans, except that the Fund (i) may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund’s permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

2.
Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes and may engage in reverse repurchase transactions to the extent permitted by the 1940 Act; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the dollar amounts borrowed, subject to any limitations imposed by the 1940 Act. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

3.
Act as an underwriter within the meaning of the Securities Act; except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

4.
Purchase or sell real estate; except that the Fund may purchase securities that are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; however, the Fund will not purchase or sell interests in real estate limited partnerships.

5.
Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, although this limitation does not apply to mortgage-backed securities; provided, however, that there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the U.S. government, the District of Columbia or any of their authorities, agencies, or instrumentalities (including U.S. government-sponsored enterprises) or political subdivisions, including municipal bonds.

6.	Purchase or sell commodities or commodity contracts, or invest in futures contracts or options related thereto.

For purposes of Investment Restriction No. 2 above, margin and collateral arrangements with respect to the purchase or sale of mortgage-backed and other asset-backed securities and when-issued, TBA, dollar roll and other transactions that result or may result in the delayed delivery of securities are not deemed to be a pledge of assets.

The Fund has also adopted the following restrictions which may be changed by the Board of Trustees without shareholder approval:

The Fund may not:

1.	Invest in companies for the purpose of exercising management or control.

2.	Purchase foreign securities.

3.	Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

4.	Make short sales of securities or maintain a short position.

5.	Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets, or as is permitted by the 1940 Act.

If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of the Fund’s portfolio securities generally will not constitute a violation of the limitation.  With respect to borrowings, if the Fund’s asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

Policies and Procedures Relating to Selective Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures describing the circumstances under which the Fund, the Advisor, SEI Investments Global Funds Services, the Fund’s administrator and fund accounting agent, SEI Investment Management Company, the Fund’s transfer agent, and UMB Fund Services, Inc., the Fund’s sub-transfer agent (collectively, the “Service Providers”), may disclose information about the Fund’s portfolio holdings.  Notwithstanding such policies and procedures, any disclosures of the Fund’s portfolio holdings must be consistent with the antifraud provisions of the federal securities laws and the fiduciary obligations of the Fund and the Service Providers.

Neither the Fund nor any Service Provider will disclose the Fund’s portfolio holdings information to any person other than in accordance with these policies and procedures.  The principal Service Provider responsible for dissemination of information about the Fund’s portfolio holdings is the Advisor.

Generally, the Fund and its Service Providers may disclose portfolio holdings information to any entity or party after the information has become public. A Service Provider may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC, such as Form N-CSR or Form N-Q.

Service Providers may also disclose portfolio holdings prior to the portfolio holdings information being filed with the SEC or posted on the Fund’s webpage under certain limited circumstances.  Portfolio holdings information may be provided to third party service providers of auditing, legal, custody, proxy voting and other services for the Fund, including rating and ranking organizations and executing broker/dealers.  These third party service providers include (i) U.S. Bank National Association, the Fund’s custodian, (ii) Grant Thornton LLP, the Fund’s independent registered public accounting firm, (iii) Drinker Biddle & Reath LLP, counsel to the Trust, (iv) Smith-Edwards-Dunlap Company, the Fund’s printer, and (v) The Thomson Corporation, Morningstar Inc., Lipper and Standard & Poor’s, the Fund’s rating agencies.  These third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive.  Such third parties will receive portfolio holdings information only if the third party has executed a confidentiality agreement with the Fund or otherwise owes a duty of trust or confidence to the Fund or the Advisor, such as the Trust’s legal counsel.  In addition, portfolio holdings information may be provided to shareholders in connection with consideration relating to the CRA.  Other than disclosure that is required under federal or state laws and regulations, shareholders are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. In the event that the Fund or a Service Provider discloses the Fund’s portfolio holdings to a selected third party for a legitimate business purpose that does not meet the foregoing criteria, such third party shall be required to execute a confidentiality agreement and shall not trade on such information.  Neither the Fund, a Service Provider nor any of its affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Fund’s portfolio holdings.

With respect to the disclosure of portfolio holdings information, the Advisor is authorized to prepare and post to the Fund’s website its portfolio holdings.  SEI Investments Global Funds Services, the Fund’s administrator, is responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to the Fund, or disclosure to a rating or ranking organization.  With respect to any other disclosure of the Fund’s portfolio holdings not referenced in the foregoing paragraphs, no disclosure may be made prior to such information becoming publicly disclosed unless: (i) the Fund has legitimate business purposes for doing so; (ii) the recipient has entered into a confidentiality agreement, which includes a duty not to trade on the nonpublic information; and (iii) the Trust’s President authorizes such disclosure after consultation with Fund counsel.  The Trust’s President will then notify the Board of the disclosure at the next regularly scheduled meeting of the Board.

In determining the existence of a legitimate business purpose, the following factors, and any additional relevant factors, shall be considered:  (i) that any prior disclosure is consistent with the anti-fraud provisions of the federal securities laws; and (ii) avoidance of any conflicts of interest between the interests of the Fund’s shareholders and the Service Providers, the Fund’s principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities.

The Advisor will notify the Board if disclosures are made concerning the Fund’s portfolio holdings in contravention of these policies and procedures.

INVESTMENT ADVISOR

The Advisor, located at 2500 Weston Road, Suite 101, Weston, FL 33331, was organized under the laws of the State of Delaware as an investment advisory corporation in 1998.  The Advisor is also registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

David K. Downes, President of the Fund and Chief Executive Officer of the Advisor, Barbara R. VanScoy, Executive Vice President of the Fund and Senior Portfolio Manager of the Advisor, Alyssa D. Greenspan, Vice President of the Fund and Chief Operating Officer of the Advisor, Michelle V. Rogers, Vice President of the Fund and Executive Vice President and Senior Portfolio Manager of the Advisor, and Stefanie J. Little, Chief Compliance Officer (“CCO”) of the Fund and of the Advisor, are affiliated persons of both the Fund and the Advisor.

The following individuals or entities own 5% or more of the Advisor’s outstanding voting securities:
Todd J. Cohen, 32.5% (President and Chief Investment Officer of the Advisor); Carol D. Cooper, 26.5% (not considered a control person for purposes of the 1940 Act); Patricia R. Cohen Irrevocable Trust, Audrey J. Cohen trustee, 13.8%; David K. Downes, 9.6%; and Barbara R. VanScoy, 9.4%.

The Advisor provides investment advisory services to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”).  Under the terms of the Advisory Agreement, the Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund.  The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund and implements such determinations through the placement of orders for the execution of portfolio transactions with or through such brokers or dealers as the Advisor may select.

For the services provided and expenses assumed under the Advisory Agreement, the Advisor is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.30% of the Fund’s average daily net assets.  For the fiscal year ended May 31, 2011, the Advisor was paid $3,017,903 in advisory fees.  For the same period, the Advisor waived $0 in advisory fees. For the fiscal year ended May 31, 2012, the Advisor was paid $3,513,002 in advisory fees.  For the same period, the Advisor waived $0 in advisory fees.  For the fiscal year ended May 31, 2013, the Advisor was paid $4,427,199 in advisory fees.  For the same period, the Advisor waived $0 in advisory fees.

The Advisor has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses (other than acquired fund fees and expenses) for the CRA Shares, Institutional Shares and Retail Shares from exceeding 1.00%, 0.55% and 0.90%, respectively, until September 30, 2014.  The Advisor has contractually agreed not to recoup amounts previously waived or reimbursed to the extent that actual fees and expenses are less than the annual rate of 1.00%, 0.55% and 0.90% of the average daily net assets attributable to CRA Shares, Institutional Shares or Retail Shares, respectively, of the Fund.

The Advisory Agreement provides that the Advisor shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Advisor’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the Board of Trustees, or by a vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act).  The Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The Advisor also provides certain CRA-related administrative services to bank/thrift holders of CRA Shares of the Fund pursuant to a Special Administrative Services Agreement with the Trust. These services include (i) providing supporting documentation of investments earmarked for CRA consideration on behalf of bank/thrift shareholders; (ii) monitoring the CRA examination schedules of bank/thrift shareholders; (iii) on-going analysis of CRA guidelines and any amendments thereto; and (iv) providing CRA examination support as needed. In consideration for the services provided and expenses assumed pursuant to the Special Administrative Services Agreement, the Adviser is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.20% of the average net asset value of the CRA Shares attributable to financial institution holders of CRA Shares. The Special Administrative Services Agreement will continue in effect from year to year so long as such continuance is approved at least annually (i) by vote of a majority of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Agreement and (ii) by the Board of Trustees.  For the fiscal year ended May 31, 2011, the Advisor was paid $1,809,617 in fees pursuant to the Special Administrative Services Agreement.  During the same period, the Advisor waived $0 in fees pursuant to the Special Administrative Services Agreement. For the fiscal year ended May 31, 2012, the Advisor was paid $2,031,024 in fees pursuant to the Special Administrative Services Agreement.  During the same period, the Advisor waived $0 in fees pursuant to the Special Administrative Services Agreement.  For the fiscal year ended May 31, 2013, the Advisor was paid $2,505,151 in fees pursuant to the Special Administrative Services Agreement.  During the same period, the Advisor waived $0 in fees pursuant to the Special Administrative Services Agreement.

Conflicts of Interest.  Investment decisions for the Fund may be made in conjunction with decisions for other accounts and/or funds with the same strategy.  The Advisor recognizes that potential conflicts may arise with respect to other investment accounts managed by the Advisor, which may include privately offered funds, separately managed accounts of high net worth customers and institutional investors, and other registered investment companies.  These conflicts include, but may not be limited to, differing fee structures, differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices.  Registered investment companies, private funds and separate accounts are generally invested pro-rata unless circumstances (e.g. a partially filled order) warrant a different approach.  The Advisor has comprehensive policies and procedures designed to monitor and mitigate any perceived conflicts of interest.

Portfolio Managers – Other Accounts Managed by the Portfolio Managers

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
CRA Qualified Investment Fund
Barbara VanScoy	2	$1,519,648,914	1	$24,549,684	28	$313,363,034	--	--	--	--	--	--
Michelle Rogers	2	$1,519,648,914	1	$24,549,684	28	$313,363,034	--	--	--	--	--	--
Julie Egan	2	$1,519,648,914	1	$24,549,684	28	$313,363,034	--	--	--	--	--	--
Elliot Gilfarb	3	$1,521,898,914	1	$24,549,684	28	$313,363,034	--	--	--	--	--	--
* This information is current as of May 31, 2013.

Portfolio Manager – Compensation

Barbara VanScoy, Michelle Rogers and Elliot Gilfarb are paid fixed salaries, and Julie Egan is paid a base salary with increases dependent upon increases in the Advisor’s assets under management (capped at a maximum base salary). Each portfolio manager is eligible for an annual bonus at the Advisor’s discretion, which is based upon the overall profitability of the Advisor.

Portfolio Managers – Portfolio Managers’ Ownership of Securities in the Fund

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Managers*
CRA Qualified Investment Fund
Barbara VanScoy	$1-$10,000
Michelle Rogers	$1-$10,000
Julie Egan	$1-$10,000
Elliot Gilfarb	$1-$10,000
* This information is current as of May 31, 2013.

PROXY VOTING POLICIES

The Board of Trustees has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to the Advisor.  The Advisor’s Proxy Voting Policies and Procedures (the “Policies”) require that the Advisor vote proxies received in a manner consistent with the best interests of the Trust and its shareholders.  The Advisor maintains records with respect to proxy voting as is required by applicable law.  Proxy voting authority rests with the portfolio manager (the “Proxy Administrator”).

The Advisor may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes.  If the Advisor determines that there is any possibility that the vote may involve a material conflict of interest, the Proxy Administrator shall consult with the President of the Advisor who may then, among of things, (i) hire an independent third party (or request a disinterested trustee of the Trust when voting securities held by the Trust) to make the voting recommendation to the Advisor or (ii) suggest that the client engage another party to determine how the proxies should be voted.  In all such cases, the Advisor will take steps designed to ensure that the decision to vote the proxies was based on the client’s best interest and was not a product of the conflict.

The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.

The Fund’s complete proxy voting record for the 12-month period ended June 30, 2013 is available without charge, upon request, by calling the Fund toll-free at 1-877-272-1977 and on the SEC’s website at www.sec.gov.

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the oversight of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust.  The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers.  The officers of the Trust conduct and supervise the Trust’s daily business operations.  As of the date of this SAI, each Trustees oversees two series of the Trust, the Fund and the CCM Active Income Fund.

Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act, are referred to as “Independent Trustees.”  Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”  The Board is currently composed of five Independent Trustees.  The Board has selected John E. Taylor, an Independent Trustee, to act as Chairman.  Mr. Taylor’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings.  In the performance of his duties, Mr. Taylor consults with the other Independent Trustees and the Trust’s officers and legal counsel, as appropriate.  The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities.  The Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting.  The Board also relies on professionals, such as the Trust’s independent registered public accounting firm and legal counsel, to assist the Trustees in performing their oversight responsibilities.

The Board has established four standing committees – Audit, Rate Reasonability and Market Risk, Governance and CRA Compliance Committees.  The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time.  Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.  For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Trust’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Name, Address and Age	Position(s) Held with the Trust1	Served in Position Since2	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee3	Other Directorships Held by Trustee During Past 5 Years4
INDEPENDENT TRUSTEES
John E. Taylor Age 63	Chairman of the Board and Trustee	6/1/99	President and Chief Executive Officer, National Community Reinvestment Coalition, January 1992 to present.	2	None
Burton Emmer Age 76	Trustee	6/1/99	Assistant to Chief Executive Officer, CHS Electronics, Inc., October 1998 to December 2000; Partner, Grant Thornton LLP (certified public accountants), August 1979 to August 1998.	2	None
Heinz Riehl Age 77	Trustee	6/1/99	President, Riehl World Training & Consulting, Inc. (bank consulting), 1996 to present; Faculty Member, New York University, 1982 to 2008.	2	None
Irvin M. Henderson Age 57	Trustee	6/26/00	President and Chief Executive Officer, Henderson & Company (consulting firm), 1993 to present.	2	None
Robert O. Lehrman Age 78	Trustee	9/29/00	Business consultant and special counsel; Chairman, Advisory Board, Lodestone Banking Consultancy; formerly; director, Community Capital Bank, New York, NY; formerly, President and Chief Executive Officer, Community Bankers Association, New York.	2	None

Name, Address and Age	Position(s) Held with the Trust	Served in Position Since2	Principal Occupation(s) During Past 5 Years
OFFICERS
David K. Downes c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age 73	President	1/29/04	Chief Executive Officer, Community Capital Management, Inc. since January 2004.
Barbara R. VanScoy c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age 45	Executive Vice President	1/29/11	Co-Founder and Chief Impact Investment Officer, Community Capital Management, Inc. since March 2013; Senior Portfolio Manager, Community Capital Management, Inc. since November 1998.
Alyssa D. Greenspan c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age 41	Vice President	10/22/10	Chief Operating Officer, Community Capital Management, Inc. since June 2009; Senior Vice President and Portfolio Manager, Community Capital Management, Inc. since May 2003.
Michelle V. Rogers c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age 40	Vice President	1/29/11	Senior Portfolio Manager, Community Capital Management, Inc. since December 2010; Senior Vice President and Portfolio Manager, Community Capital Management, Inc. since October 2003.

Name, Address and Age	Position(s) Held with the Trust	Served in Position Since2	Principal Occupation(s) During Past 5 Years
OFFICERS
Joseph H. Hastings, CPA c/o Community Capital Management, Inc. 2500 Weston Road Suite 101 Weston, FL 33331 Age 62	Treasurer	5/1/06
Chief Financial Officer of Community Capital Management, Inc., May 2006 to June 2013; Chief Compliance Officer of Community Capital Management, Inc., January 2007 to January 2010; Chief Compliance Officer of the Trust, January 2007 through July 2009.

Stefanie J. Little Little Consulting Group, Inc. 11 Gina Marie Lane Elkton, MD 21921 Age 45	Chief Compliance Officer	12/18/09
President, Little Consulting Group, Inc. since 2011; Managing Member, SEC Compliance Alliance, LLC since 2012; Attorney, Cipperman & Company from 2007 to 2011;  Director, Cipperman Compliance Services, LLC from 2009 to 2011; Chief Compliance Officer of Community Capital Management, Inc. since January 2010; Director, Legal & Contract Management, Brandywine Global Investment Management,
LLC from 2004 to 2007.

Michael P. Malloy Drinker Biddle & Reath LLP One Logan Square Suite 2000 Philadelphia, PA 19103 Age 53	Secretary	6/1/99	Partner, Drinker Biddle & Reath LLP (law firm) since 1993.

1	Each Trustee may be contacted by writing to the Trustee, c/o Community Capital Management, Inc. 2500 Weston Road, Suite 101, Weston, Florida 33331.
2
Each Trustee holds office until he resigns, is removed or dies.  The president, treasurer and secretary shall hold office for a one-year term and until their respective successors are chosen and qualified, or until such officer dies or resigns.

3	The Fund Complex consists of the Trust. The Trust has two portfolios, the Fund and the CCM Active Income Fund.
4	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Trustee Experience, Qualifications, Attributes and/or Skills

The information above includes each Trustee’s principal occupations during the last five years.  Each Trustee possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Trustee.  The cumulative background of each Trustee led to the conclusion that each Trustee should serve as a Trustee for the Trust.  Mr. Taylor, an attorney, brings to the Board over 25 years of senior executive-level management experience in the community development sector and has served on the boards of many government and non-profit entities.  Mr. Emmer brings over three decades of financial and accounting experience to the Board, in addition to senior executive-level management experience.  Mr. Riehl has demonstrated leadership and management abilities as evidenced in his senior executive positions in the banking and consulting industries.  Mr. Henderson has been an executive in various aspects of the financial planning and community development areas and also has served on the boards of many non-profit entities.  Mr. Lehrman has been a government counsel, and senior executive and board member in the banking industry, and for corporations and non-profits.  His voluntary service has included the fields of community development and affordable housing, education, cultural groups, foundations, health and human services, and professional societies.

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies1
Burton Emmer	None	None
Heinz Riehl	Over $100,000	Over $100,000
John E. Taylor	$1-$10,000	$1-$10,000
Irvin M. Henderson	None	None
Robert O. Lehrman	$50,000-$100,000	$50,000-$100,000

Effective June 1, 2013 each trustee receives a $30,000 retainer, $4,000 for each board meeting attended, whether participation is in person or telephone and $2,000 for participation in the annual telephonic meeting relating to contract renewal.  The annual Board Chair fee is $10,000, the annual Audit Committee Chair and financial expert fee is $7,000 and the annual fee for other Committee Chairs is $6,000.  Prior to June 1, 2013, each Trustee received a $28,000 retainer, the annual Board Chair fee was $9,000, the annual Audit Committee Chair and financial expert fee was $6,000 and the annual fee for other Committee Chairs was $5,000.  For the fiscal year ended May 31, 2013, the Trustees and Officers received aggregate fees, excluding expenses, of $299,999.  Drinker Biddle & Reath LLP, of which Mr. Malloy is a partner, receives legal fees as counsel to the Trust.  David K. Downes, an employee of the Advisor, does not receive compensation from the Trust for acting as President of the Trust.  Barbara R. VanScoy, an employee of the Advisor, does not receive compensation from the Trust for acting as Executive Vice President of the Trust.  Alyssa D. Greenspan, an employee of the Advisor, does not receive compensation from the Trust for acting as Vice President of the Trust.  Michelle V. Rogers, an employee of the Advisor, does not receive compensation from the Trust for acting as Vice President of the Trust.  Mr. Hastings receives $70,000 in compensation for acting as Treasurer of the Trust.  As of August 31, 2013, the Trustees and Officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Trust.

The table below sets forth the compensation that the Independent Trustees of the Trust received for the fiscal year ended May 31, 2013.  Interested Trustees receive no compensation.  Currently, all Trustees of the Trust are Independent Trustees.

1 As of December 31, 2012, the Trust offered shares only in the Fund.

Name of Person/Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Trust Expenses	Total Compensation From Fund Complex (including the Fund)1
Burton Emmer Trustee	$51,250	$0	$51,250
Heinz Riehl Trustee	$52,250	$0	$52,250
John E. Taylor Trustee	$53,875	$0	$53,875
Irvin M. Henderson Trustee	$50,250	$0	$50,250
Robert O. Lehrman Trustee	$50,250	$0	$50,250

Standing Board Committees

The Board of Trustees has established four committees: Audit, Rate Reasonability and Market Risk, Governance and CRA Compliance.

The Audit Committee annually considers the engagement and compensation of the Trust’s independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust’s financial statements.  Mr. Emmer is the Chairman of the Audit Committee and Messrs. Riehl and Lehrman are members of the Committee.  The Audit Committee met four times during the fiscal year ended May 31, 2013.

The Governance Committee is responsible for (1) the selection and nomination of candidates to serve as trustees, committee members, chairs and officers of the Fund; (2) reviewing and recommending the level of compensation for the independent trustees; and (3) oversight of all other Trust governance issues.  Mr. Lehrman is Chairman of the Governance Committee and Messrs. Henderson and Taylor are members of the Committee.  The Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee in care of the Trust’s Secretary, Michael P. Malloy, Esq., Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103.  The Governance Committee met four times during the fiscal year ended May 31, 2013.

1 The Fund Complex consists of the two portfolios of the Trust.

The Rate Reasonability and Market Risk Committee is responsible for the review of pricing and valuation, interest rate risk and credit risk issues.  Mr. Riehl is the Chairman of the Rate Reasonability and Market Risk Committee and Messrs. Emmer and Taylor are members of the Committee.  The Rate Reasonability and Market Risk Committee met four times during the fiscal year ended May 31, 2013.

The CRA Compliance Committee is responsible for the review of the Trust’s CRA compliance issues.  Mr. Henderson is Chairman of the CRA Compliance Committee and Messrs. Taylor and Riehl are members of the Committee.  The CRA Compliance Committee met four times during the fiscal year ended May 31, 2013.

Risk Oversight

The Board of Trustees performs its risk oversight function for the Trust through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Advisor and other Service Providers, Trust officers and the Trust’s CCO.  The Trust is subject to a number of risks, including but not limited to investment risk, price risk, liquidity risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Portfolios is the responsibility of the Advisor or other Service Providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs.  Each of the Advisor and the other Service Providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Committees, the Advisor or other Service Providers, receiving and approving compliance policies and procedures, periodic meetings with the Trust’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s CCO to discuss compliance reports, findings and issues.  The Board also relies on the Advisor and other Service Providers, with respect to the day-to-day activities of the Trust, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Trust’s independent registered public accounting firm to ensure that the Trust’s audit scope includes risk-based considerations as to the Trust’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

PERFORMANCE INFORMATION

CRA Shares, Institutional Shares and Retail Shares of the Fund will have similar performance results because each class of shares represents interests in the same portfolio of securities.  Performance results will differ only to the extent that the classes do not have the same expenses.  You should be aware that CRA Shares have a 0.25% 12b-1 fee and a 0.20% special administrative services fee and Retail Shares have a 0.25% 12b-1 fee and a 0.10% shareholder services fee, while Institutional Shares have no 12b-1 fee, special administrative services fee or shareholder services fee.

From time to time the Fund may quote total return figures for its CRA Shares, Institutional Shares and/or Retail Shares.  “Total Return” for a period is the percentage change in value during the period of an investment in CRA Shares, Institutional Shares or Retail Shares, including the value of CRA Shares, Institutional Shares or Retail Shares acquired through reinvestment of all dividends and capital gains distributions. “Average Annual Total Return” is the average annual compounded rate of change in value represented by the Total Return for the period.

Average Annual Total Return is computed as follows:  T=[ERV/P)-1]1/n

Where:	T = average annual total return
P = a hypothetical initial investment of $1,000
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of the applicable period

The formula for calculating Aggregate Total Return is as follows:

Aggregate Total Return = [(ERV/P) – 1]

The Fund may also advertise performance in terms of a 30-day yield quotation.  The 30-day yield quotation is computed by dividing the net investment income per CRA Share, Institutional Share or Retail Share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]

Where:	a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursement)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

The Fund imposes no sales charges.  Income taxes are not taken into account.  The Fund’s performance is a function of conditions in the securities markets, portfolio management, and operating expenses.  Although total return and yield is useful in reviewing the Fund’s performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In reports or other communications to investors or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with (1) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below, (2) one or more benchmark indices, or (3) other appropriate indices of investment securities or with data developed by the Advisor derived from such indices.  Performance information may also include evaluation of the Fund by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes,  Barron’s, The Wall Street Journal, The New York Times, or other national, regional or local publications.

In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of the portfolio manager(s) of the Fund and may include quotations attributable to the portfolio manager(s) describing approaches taken in managing the Fund’s investments, research methodology, underlying stock selection or the Fund’s investment objective.  The Fund may also discuss the continuum of risk and return relating to different investments.  In addition, the Fund may from time to time compare its expense ratios to those of investment companies with similar objectives and policies, as advertised by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

NET ASSET VALUE

The net asset value per share of the Fund is calculated separately for each class of shares by dividing the total value of the Fund’s assets attributable to a particular class after subtracting liabilities charged to that class by the number of outstanding shares of that class.  The liabilities that are charged to the Fund are borne by each share of the Fund, except for (i) payments pursuant to the Special Administrative Services Agreement and Distribution Plan applicable only to CRA Shares, and (ii) payments under the Distribution Plan and Services Plan applicable only to Retail Shares.  For purposes of valuing the Fund’s portfolio securities, securities traded on a national securities exchange are valued at the last reported bid price.  Debt securities are valued by using market bid quotations or independent pricing services which use bid prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor, subject to the review and supervision of the Fund’s Board of Trustees.  Short-term obligations having a remaining maturity of 60 days or less may be valued at amortized cost or original cost plus accrued interest, which the Board of Trustees believes represents fair market value. Discounts and premiums on debt securities are amortized to income over their prospective lives, using the interest method.

TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning.  Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectuses and this Statement of Additional Information are based on the Internal Revenue Code (the “Code”) and regulations issued under it, and on court decisions and administrative interpretations, as in effect on the date of this Statement of Additional Information.  Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may be retroactive.

General.  The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code.  As a regulated investment company, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders.  To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these three requirements.  If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.  If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders.  In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Capital Loss Carryforwards. As of May 31, 2013, the Fund had no capital loss carryforwards available to reduce its future net capital gain.

State and Local Taxes.  Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

PORTFOLIO TRANSACTIONS

Debt securities are generally traded in the over-the-counter market.  Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (mark-up). In some instances, the Advisor feels that better prices are available from non-principal market makers that are paid commissions directly.

Decisions to buy and sell securities for the Fund are made by the Advisor subject to overall review by the Trust’s Board of Trustees.  The Advisor places orders pursuant to its investment determinations for the Fund either directly with the issuer or with a broker or dealer.  In executing portfolio transactions and selecting brokers or dealers, the Advisor uses its best efforts to seek on behalf of the Fund the best overall terms available.  In assessing the best overall terms available for any transaction, the Advisor considers all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  When the Fund purchases or sells securities through brokers on an agency basis, in evaluating the best overall terms available, and in selecting the broker to execute a particular transaction, the Advisor may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Advisor or an affiliate of the Advisor exercises investment discretion.  The Advisor is authorized to pay to a broker who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, the Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Advisor to the Fund.  These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities; economic statistics; forecasting services; industry and company analyses; portfolio strategies; quantitative data; quotation services; order management systems for certain purposes; certain news services; credit rating services; testing services; execution services; market information systems; consulting services from economists and political analysts; and computer software or on-line data feeds.

The Advisor will make investment decisions for the Fund independently from those of other clients of the Advisor.  However, the same security may be held in the portfolio of the Fund and one or more other clients when the same security is believed suited for the investment objectives of the Fund and such other client(s).  Should two or more clients of the Advisor simultaneously be engaged in the purchase or sale of the same security, to the extent possible, the transactions will be allocated as to price and amount in a manner fair and equitable to each client and the Fund.

The Advisor may execute portfolio transactions through the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”).  Such transactions will be subject to the requirements of applicable law and will be reviewed by the Trust’s Board of Trustees.  The Distributor may not engage in portfolio transactions with the Fund when it acts as principal.

DISTRIBUTOR

The Distributor, located at One Freedom Valley Drive, Oaks, PA 19456, serves as principal underwriter for the Fund’s shares.  Shares of the Fund are sold on a continuous basis.  The distribution agreement between the Trust and the Distributor requires the Distributor to use all reasonable efforts in connection with the distribution of the Fund’s shares.  However, the Distributor has no obligation to sell any specific number of shares and will only sell shares for orders it receives.

DISTRIBUTION PLANS AND SERVICES PLAN

The Trust has adopted separate Distribution Plans with respect to the Fund’s CRA Shares and Retail Shares pursuant to Rule 12b-1 under the 1940 Act.  The Distribution Plan for CRA Shares authorizes the Fund to pay the Distributor or another person annual fees of up to 0.25% of the Fund’s average daily net assets attributable to its CRA Shares in consideration for distribution and other services and the assumption of related expenses.  Amounts paid to the Distributor may be used to cover expenses that are related to (a) distribution of the Fund’s CRA Shares, (b) ongoing servicing and/or maintenance of the accounts of the holders of the Fund’s CRA Shares, (c) payments to institutions for selling the Fund’s CRA Shares, and (d) sub-transfer agency, sub-accounting, administrative or similar services related to the Fund’s CRA Shares.  The Distribution Plan for Retail Shares authorizes the Fund to pay the Distributor or another person annual fees of up to 0.25% of the Fund’s average daily net assets attributable to its Retail Shares in consideration for distribution services and the assumption of related expenses.  Amounts paid to the Distributor may be used to cover expenses that are related to distribution of the Fund’s Retail Shares.  The Fund may pay the Distributor the full fee provided for by the respective Distribution Plans even if the Distributor’s costs for providing its services are less than the full amount.

The Distribution Plans for CRA Shares and Retail Shares have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the particular Distribution Plan or in any agreement related thereto (the “Disinterested Trustees”).  In approving the Distribution Plans, the Trustees considered various factors and determined that there is a reasonable likelihood that the Distribution Plans will benefit the Fund and the holders of its CRA Shares or Retail Shares, as applicable.  Each Distribution Plan may be terminated by a vote of a majority of the Disinterested Trustees.  The Trustees will review quarterly a written report of the amounts expended pursuant to each Distribution Plan and the purposes for which such expenditures were made.  Each Distribution Plan may be amended by a vote of the Trustees, provided that any material amendments also require the vote of a majority of the Disinterested Trustees. Any amendment to materially increase the costs that the Fund’s CRA Shares or Retail Shares, as applicable, bear under the Distribution Plans requires approval by a “majority of the outstanding voting securities,” i.e. CRA Shares or Retail Shares, as applicable, of the Fund (as defined in the 1940 Act).  For so long as one or both of the Distribution Plans are in effect, selection and nomination of Disinterested Trustees will be committed to the discretion of the Disinterested Trustees. Any agreement related to a Distribution Plan may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Trustees. Each Distribution Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Trustees, including a majority of the Disinterested Trustees.

The Advisor may enter into selling agreements with broker/dealers.  Under the selling agreements, the Advisor makes an initial annual payment to the broker/dealer based on the aggregate net asset value of the CRA Shares or Retail Shares, as applicable, owned of record or beneficially by the broker/dealers’ customers on the date the shares are purchased.  After the first twelve months, the Advisor pays broker/dealers quarterly payments, based on the aggregate net asset value of the CRA Shares or Retail Shares owned of record or beneficially by the broker/dealers’ customers at the end of the quarter.  The Advisor then recovers from the Fund under the Trust’s Distribution Plan for CRA Shares or Retail Shares of the Fund, as applicable, the amounts paid by the Advisor to such broker/dealers.

For the fiscal year ended May 31, 2011, the Fund paid fees of $2,261,997 pursuant to the Distribution Plan for CRA Shares, including $868,543 paid for compensation to broker-dealers, $458,585 paid for compensation to sales personnel and $561,922 paid for marketing, all of which was paid to third parties. For the fiscal year ended May 31, 2012, the Fund paid fees of $2,538,760 pursuant to the Distribution Plan for CRA Shares, including $780,616 paid for compensation to broker-dealers and $880,024 paid for compensation to sales and marketing personnel, all of which was paid to third parties.  For the fiscal year ended May 31, 2013, the Fund paid fees of $3,131,417 pursuant to the Distribution Plan for CRA Shares, including $1,021,079 paid for compensation to broker-dealers and $946,195 paid for compensation to sales and marketing personnel, all of which was paid to third parties.

For the fiscal year ended May 31, 2011, the Fund paid fees of $64,126 pursuant to the Distribution Plan for Retail Shares, all of which was paid to third parties. For the fiscal year ended May 31, 2012, the Fund paid fees of $74,830 pursuant to the Distribution Plan for Retail Shares, all of which was paid to third parties.  For the fiscal year ended May 31, 2013, the Fund paid fees of $97,560 pursuant to the Distribution Plan for Retail Shares, all of which was paid to third parties.

The Trust also has adopted a Services Plan with respect to the Fund’s Retail Shares pursuant to which the Trust intends to enter into servicing agreements with institutions.  Pursuant to these servicing agreements, institutions render certain personal liaison and administrative support services to customers who are the beneficial owners of Retail Shares in consideration for payment of up to 0.50% (on an annualized basis) (comprised of up to 0.25% for personal liaison services and up to 0.25% for administrative support services) of the average daily net asset value of Retail Shares of the Fund beneficially owned by such customers.  Services under the Services Plan may include: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; processing dividend payments from the Fund; providing customers with information as to their positions in Retail Shares; providing sub-accounting with respect to Retail Shares or the information necessary for sub-accounting; and providing periodic mailings to customers.  Such services are intended to supplement the services provided by the Fund’s administrator and transfer agent.

The Fund understands that institutions may charge fees to their customers who are the beneficial owners of Retail Shares in connection with their accounts with such institutions.  Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan.  Under the terms of each servicing agreement entered into with the Trust, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Retail Shares.

The Trust’s servicing agreements are governed by the Services Plan that has been adopted by the Trust’s Board of Trustees in connection with the offering of Retail Shares of the Fund.  Pursuant to the Services Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made.  In addition, the arrangements with institutions must be approved annually by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the “Disinterested Trustees”).

The Board of Trustees has approved the Fund’s arrangements with institutions based on information provided by the Fund’s service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and the holders of Retail Shares by affording the Fund greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail Shares of the Fund.  Any material amendment to the Fund’s arrangements with institutions must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees).  So long as the Fund’s arrangements with institutions are in effect, the selection and nomination of the members of the Trust’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Disinterested Trustees.

For the fiscal year ended May 31, 2011, the Fund paid fees of $25,650 pursuant to the Services Plan.  For the fiscal year ended May 31, 2012, the Fund paid fees of $29,932 pursuant to the Services Plan.  For the fiscal year ended May 31, 2013, the Fund paid fees of $39,024 pursuant to the Services Plan.

CUSTODIAN

U.S. Bank National Association (the “Custodian”), with offices at 50 South 16th Street, Suite 2000, 20th Floor, EX-PA-WBSP, Philadelphia, PA 19102, acts as custodian for the Fund. As such, the Custodian holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund.  The Custodian does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

ADMINISTRATOR AND TRANSFER AGENT

SEI Investments Global Funds Services (the “Administrator”), located at One Freedom Valley Drive, Oaks, PA 19456, provides administration and fund accounting services for the Fund pursuant to an Administration Agreement.  Under the Administration Agreement, the Administrator is responsible for a wide variety of functions, including but not limited to:

•	Fund accounting services
•	Financial statement preparation
•	Valuation of the Fund’s portfolio securities
•	Pricing the Fund’s shares
•	Assistance in preparing tax returns
•	Preparation and filing of required regulatory reports
•	Coordination of Board and shareholder meetings
•	Monitoring the Fund’s legal compliance

Under the Administration Agreement, the Fund pays the Administrator for administration and fund accounting services at the annual rate of 0.06% of the Fund’s average net assets, subject to an annual minimum fee of $250,000, and $15,000 per annum for each additional class of shares.

SEI Institutional Transfer Agent, Inc., assignee of SEI Investment Management Company (the “Transfer Agent”), located at One Freedom Valley Drive, Oaks, PA 19456, serves as the Fund’s transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement.  Under the Transfer Agency Agreement, the Transfer Agent is responsible for, among other things, communications with shareholders and maintaining shareholder account records.  Under the Transfer Agency Agreement, the Fund pays the Transfer Agent an annual base fee of 0.01% of the first $750 million of the Fund’s net assets, plus 0.0075% of the Fund’s net assets in excess of $750 million and up to $1.5 billion, plus 0.005% of the Fund’s net assets in excess of $1.5 billion, subject to a minimum annual fee of $50,000.  The Transfer Agent has delegated all of its duties and responsibilities under the Transfer Agency Agreement to UMB Fund Services, Inc. (“UMBFS”) as sub-transfer agent.  UMBFS is located at 803 West Michigan Street, Suite A, Milwaukee, WI  53233.

For the fiscal year ended May 31, 2011, the Fund paid the Administrator and Transfer Agent accounting and administration fees (after waivers) in the amount of $603,566 and transfer agent fees in the amount of $167,882, respectively. For the fiscal year ended May 31, 2012, the Fund paid the Administrator and Transfer Agent accounting and administration fees (after waivers) in the amount of $702,583 and transfer agent fees in the amount of $179,142, respectively.  For the fiscal year ended May 31, 2013, the Fund paid the Administrator and Transfer Agent accounting and administration fees (after waivers) in the amount of $880,395 and transfer agent fees in the amount of $192,502, respectively.

COMPLIANCE SERVICES

Little Consulting Group, Inc. (“Little Consulting”), located at 11 Gina Marie Lane, Elkton, MD 21921, provides compliance services to the Trust, including but not limited to providing a designated Chief Compliance Officer (“CCO”) for the Trust, pursuant to a Compliance Services Agreement.  Pursuant to the Compliance Services Agreement, the Trust pays Little Consulting monthly and hourly fees for designated CCO services and ongoing compliance management services identified in the Agreement, plus reasonable out-of-pocket expenses.

OTHER INFORMATION

The Advisor may pay, out of its own assets, compensation to authorized dealers, service organizations and other financial intermediaries (“Intermediaries”) in connection with the sale and distribution of shares of the Fund and/or servicing of shares of the Fund.  These payments (“Additional Payments”) would be in addition to the payments by the Fund described in the Fund’s Prospectuses and this Statement of Additional Information for distribution and shareholder servicing and processing.  These Additional Payments may take the form of “due diligence” payments for an Intermediary’s examination of the Fund and payments for providing extra employee training and information relating to the Fund; “listing” fees for the placement of the Fund on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Fund; “marketing support” fees for providing assistance in promoting the sale of the Fund’s shares; and payments for the sale of shares and/or the maintenance of share balances.  In addition, the Advisor may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder administration, servicing and processing fees paid by the Fund.  The Additional Payments made by the Advisor may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis.  The Additional Payments may be different for different Intermediaries.  Furthermore, the Advisor may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions.  The Advisor may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable Financial Industry Regulatory Authority, Inc. regulations.

CODE OF ETHICS

The Trust and Advisor have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.  The Codes of Ethics are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C.

COUNSEL

Drinker Biddle & Reath LLP (of which Michael P. Malloy, Secretary of the Trust, is a partner), One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, is counsel to the Trust and will pass upon certain legal matters on its behalf.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP, with offices at 60 Broad Street, New York, NY 10004, serves as the Fund’s independent registered public accounting firm and provides audit and tax services to the Fund.

FINANCIAL STATEMENTS

The Fund’s Annual Report to Shareholders for the fiscal year ended May 31, 2013 has been filed with the SEC.  The financial statements and financial highlights in such Annual Report (the “Financial Statements”) are incorporated by reference into this Statement of Additional Information.  The Financial Statements and financial highlights included in such Annual Report have been audited by Grant Thornton LLP, the Fund’s independent registered public accounting firm, whose report thereon also appears in such Annual Report and is incorporated herein by reference.

MISCELLANEOUS

As used in this Statement of Additional Information and in the Fund’s Prospectus, a “majority of the outstanding voting securities” of the Fund or a particular class of shares means, with respect to the approval of an investment advisory agreement, Rule 12b-1 Plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the Fund or share class, as applicable, represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund or share class are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund or share class, as applicable.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of August 31, 2013, HSBC Bank USA National Association, located at 452 Fifth Avenue, 24th Floor, New York, NY  10018, owned 8.2% of the Fund’s outstanding shares.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

           Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations  rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” – An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” implies that a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

●  Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●  Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.